Short-Term Investments	12 Months Ended
Dec. 31, 2022
Schedule of Investments [Abstract]
Short-Term Investments	Short-Term Investments
As of December 31, 2022 and 2021, short-term investments were as follows:

(in thousands)	2022	2021
Commercial paper	$672,597	$139,785
Money market deposits	15,000	45,000
Total	$687,597	$184,785
At December 31, 2022 and 2021, we had $687.6 million and $184.8 million, respectively, of commercial paper and money market deposits due from financial and nonfinancial institutions. Short-term investments are highly liquid deposits and fixed-income securities denominated in U.S. dollars. Investments in commercial paper, a marketable debt security, are classified as available for sale investments and are carried at amortized cost, which approximates fair market value. Interest income is calculated and accrued using the effective interest method. Money market deposits are interest-bearing deposit accounts, valued at cost with interest income accrued as earned. All instruments are classified as current assets in the accompanying balance sheet as they have an original maturity of less than one year. Interest income is determined using the effective interest rate method.